                                     FORM OF
                              GOVERNANCE AGREEMENT

          THIS GOVERNANCE AGREEMENT (this "AGREEMENT") is made as of [____________, 2002], by and among (i) FTD, Inc., a Delaware corporation formerly known as IOS Brands Corporation (the "COMPANY"), (ii) Perry Acquisition Partners, L.P., a Delaware limited partnership, Perry Partners, L.P., a Delaware limited partnership, Perry Partners International, Inc., a Cayman Islands corporation, and Perry Principals Holdings, LLC, a Delaware limited liability company (collectively, the "PERRY ENTITIES"), (iii) Bain Capital Fund IV, L.P., a Delaware limited partnership, Bain Capital Fund IV-B, L.P., a Delaware limited partnership, Information Partners Capital Fund, L.P., a Delaware limited partnership, BCIP Associates, a Delaware general partnership, and BCIP Trust Associates, L.P., a Delaware limited partnership (collectively, the "BAIN ENTITIES", (iv) Randolph Street Partners, an Illinois general partnership ("RANDOLPH"), and (v) Chisholm Partners II L.P., a Delaware limited partnership, Fleet Equity Partners VII, L.P., a Delaware limited partnership, and Fleet Growth Resources III, Inc., a Delaware corporation (collectively, the "FLEET ENTITIES"). Each of the parties to this Agreement other than the Company is referred to herein as an "INVESTOR" and collectively, the "INVESTORS". Each of the Investors other than the Perry Entities is referred to herein as an "OTHER INVESTOR" and collectively, the "OTHER Investors."

          WHEREAS, as of the date hereof, the Perry Entities Beneficially Own (as defined below) shares of Common Stock (the "PERRY SHARES"), that represent approximately ___% of the Common Stock (as defined in SECTION 1) of the Company;

          WHEREAS, as of the date hereof, the Bain Entities, Fleet Entities and Randolph Beneficially Own (as defined below) shares of Common Stock (the "OTHER INVESTOR SHARES"), that represent approximately ___% of the Common Stock of the Company;

          WHEREAS, pursuant to that certain Stockholders' Agreement dated as of December 19, 1994, among the Company and the Investors (the "OLD STOCKHOLDERS AGREEMENT"), the Investors had the right to designate members of the Board of Directors of the Company and the Company's direct and indirect subsidiaries;

          WHEREAS, the Company has requested the Investors consent to the termination of the Old Stockholders Agreement; and

          WHEREAS, a condition to the Investors' obligation to consent to the termination of the Old Stockholders Agreement is that the Company enter into this Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereby agrees as follows:

          1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          "AFFILIATE" means, with respect to a Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person.

          "BAIN NOMINEES" means such Persons as are so designated by the Bain Entities from time to time to serve as members of the Board pursuant to this Agreement.

          "BENEFICIALLY OWN" has the meaning specified in Rule 13d-3 under the Exchange Act as in effect on the date hereof.

          "BOARD" means the Board of Directors of the Company.

          "COMMON STOCK" means, collectively, (i) the Class A Common Stock of the Company, par value $.01 per share, (ii) the Class B Common Stock of the Company, par value $.0005 per share, and (iii) any other class or series of common stock issued by the Company subsequent to the date of this Agreement.

          "CONTROL" has the meaning specified in Rule 12b-2 under the Exchange Act as in effect on the date hereof.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "NOMINEES" means Perry Nominees and Bain Nominees.

          "PERRY NOMINEES" means such Persons as are so designated by the Perry Entities from time to time to serve as members of the Board pursuant to this Agreement.

          "PERSON" means any individual, corporation, association, limited liability company, partnership, trust or estate, an unincorporated organization, a joint venture, a government or any agency or political subdivision thereof, or any other entity of whatever nature.

          2. NOMINATION. Until the termination of this Agreement:

               (a) The Perry Entities shall vote their Perry Shares and the Other Investors shall vote their Other Investor Shares, and shall take all other necessary or desirable actions within its control (whether in its capacity as a stockholder, director or otherwise), to cause the board of directors to consist of nine members. The Perry Entities shall have the right to designate four Perry Nominees and the Bain Entities shall have the right to designate two Bain Nominees; PROVIDED, HOWEVER, that:

               (i) if at any time the number of Perry Shares falls below (for a period of at least 30 consecutive days) the number of shares equal to 20% of the then outstanding shares of Common Stock, the Perry Entities shall only be entitled to designate two Perry Nominees;

               (ii) notwithstanding the other provisions of this SECTION 2(a), if at any time the number of Perry Shares falls below (for a period of at least 30 consecutive days) 30% of the number of Perry Shares as of the date of this Agreement, the Perry Entities shall no longer be entitled to designate any Perry Nominees (and the number of Perry Nominees shall be zero);

               (iii) if at any time the number of Other Investor Shares falls below (for a period of at least 30 consecutive days) the number of shares equal to 10% of the then outstanding shares of Common Stock, the Bain Entities shall only be entitled to designate one Bain Nominee;

               (iv) notwithstanding the other provisions of this SECTION 2(a), if at any time the number of Other Investor Shares falls below (for a period of at least 30 consecutive days) 30% of the number of Other Investor Shares as of the date of this Agreement, beginning at the next designation of a Bain Nominee, the Other Investors shall no longer be entitled to designate any Bain Nominees (and the number of Bain Nominees shall be zero) and the number of Perry Nominees shall be increased to five if, at such time, the Perry Entities would be entitled to designate at least three Perry Nominees without giving effect to this clause (iv); and

               (v) if at any time the number of Perry Shares is less than or equal to the number of Other Investor Shares and the Perry Entities would, but for this clause (v), be entitled to designate pursuant to this Agreement four Perry Nominees, then notwithstanding the other provisions of this SECTION 2(a), beginning at the next designation of a Perry Nominee (whether to fill a vacancy or at an election of directors to the board), the Bain Entities shall be entitled to designate three Bain Nominees and the Perry Entities shall be entitled to designate three (rather than four) Perry Nominees.

For purposes of these calculations, the number of shares shall be calculated after giving effect to any stock dividend, stock split, recapitalization or other reorganization. Any waiver or failure by the Perry Entities or the Bain Entities to designate the maximum number of nominees to which they are entitled hereunder shall not be deemed a waiver of such Person's rights hereunder in connection with any future elections of directors to the Board.

               (b) The Company shall take (and cause to be taken) all commercially reasonable actions and agrees to exercise all authority under applicable law to cause any slate of directors presented to stockholders of the Company for election to the Board to include the Nominees. In this regard, the Company shall, subject to applicable law and the listing requirements of any stock exchange or interdealer quotation system, if and to the extent the Company is subject thereto (the "LISTING RULES"), duly nominate the Nominees for election to the

Board and shall solicit proxies in favor of the election of the Nominees from the stockholders of the Company entitled to vote for the election of directors. In connection therewith and in furtherance thereof, the Company shall include in any proxy solicitation materials related to the election of members of the Board such information regarding the Nominees and recommendations of the Board as are appropriate in proxy solicitation materials or as may be required under the rules and regulations promulgated by the Securities and Exchange Commission.

               (c) So long as the Perry Entities or the Bain Entities are entitled to designate Nominees, if at any time no Nominee is serving as a director on the Board, then, at the request of the Perry Entities or the Bain Entities, as the case may be, the Company shall promptly invite (or cause to be invited) at least one Perry Nominee and/or Bain Nominee, as the case may be, to attend all meetings of (i) the Board, and, unless otherwise prohibited by applicable law or the Listing Rules, any meetings of any committees of the Board and (ii) the board of directors (and any committees thereof) of all of the Company's subsidiaries, in each case in a nonvoting observer capacity (an "OBSERVER") and, in this respect, shall give (or cause to be given) to the Observer copies of all notices, minutes, consents, and other material that the Company provides to its directors (and, in the case of meetings of the board of directors (and any committees thereof) of the Company's subsidiaries, that such subsidiary provides to its directors), PROVIDED, HOWEVER, that the Company and its subsidiaries shall have the right to exclude the Observer from access to any material or meeting or portion thereof if the Board (or, in the case of a meeting of the board of directors (or a committee thereof) of a subsidiary of the Company, such board of directors), based on the advice of its attorneys, believes that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential proprietary information or to avoid a conflict of interest or potential conflict of interest. An Observer's rights hereunder shall terminate at such time as a Perry Nominee or Bain Nominee, as the case may be, is elected to the Board.

          3. REMOVAL AND REPLACEMENT. Following the election of a Nominee to the Board, such Nominee shall not be removed from the Board except for cause under applicable law. Upon the removal for cause or the resignation, death or disability of a Nominee serving as a director of the Board, the Perry Entities or the Bain Entities, as the case may be, shall have the right to designate a replacement Nominee and, without regard to the level of Beneficial Ownership of Shares by the Perry Entities or the Bain Entities, as the case may be, at the time of any such resignation, death or disability, either the remaining directors on the Board shall promptly (and in any event within ten business days) appoint such replacement Nominee to fill the vacancy on the Board or, if the remaining directors fail to the appoint such replacement Nominee to fill such vacancy, then the Company shall duly nominate such replacement Nominee for election to the Board pursuant to SECTION 2(b), and, if requested by the Perry Entities or the Bain Entities, promptly call (or cause to be called) and hold a special meeting of the Company's stockholders for the purpose of voting on such replacement Nominee.

          4. COMMITTEES AND SUBSIDIARY BOARDS. Unless otherwise prohibited by applicable law or the Listing Rules, the composition of (i) any committee of the Board and (ii) the board of directors (and any committees thereof) of all of the Company's majority-owned subsidiaries shall include at least one Perry Nominee and such committees shall make recommendations to their respective boards of directors but shall not have the authority to act in lieu of their respective boards.

          5. EXPENSES. The Company shall pay the reasonable out-of-pocket expenses incurred by each Nominee (including any serving as an Observer) in connection with attending any meeting of the Board, any board of directors of the Company's direct or indirect subsidiaries or any committee of the Board and other travel expenses reasonably incurred in discharging such individuals duties as a director or Observer.

          6. CERTAIN ACTIONS. The affirmative vote of at least two Perry Nominees (for so long as the Perry Entities shall be entitled to designate any Perry Nominees) and one Bain Nominee (for so long as the Bain Entities shall be entitled to designate any Bain Nominee) shall be required with respect to any of the following actions:

          (i) amendment of the charter or by-laws of the Company or any subsidiary of the Company;

          (ii) (A) any recapitalization of the Company or any issuance or sale by the Company or any subsidiary of the Company of any of its equity or debt securities (or any other instrument convertible into such securities) (whether by public offering, private placement or otherwise), provided this provision shall not apply to any issuance of shares of common stock in connection with an employee benefit plan (so long as the aggregate number of shares of common stock issued or issuable in connection with all such plans does not exceed 15% of the outstanding shares of common stock of the Company or the applicable subsidiary) or (B) any incurrence of any long-term indebtedness (including guarantees of such indebtedness) by the Company or any subsidiary of the Company which is not reflected in the Board approved annual operating budget;

          (iii) the registration by the Company or any subsidiary of the Company of any of its equity or debt securities pursuant to the Securities Act in connection with a public offering of such securities, except on a Form S-8 registration statement (or pursuant to contractual registration rights);

          (iv) except for (A) assets acquired in the ordinary course of business and (B) capital assets acquired in accordance with the Company's or any of its subsidiaries' board of directors-approved annual budgets, any material acquisition by the Company or any of its subsidiaries, by merger, consolidation or otherwise, of assets or stock of any other person or entity;

          (v) except for transactions between the Company and any of its subsidiaries or between any of the Company's subsidiaries, any merger, consolidation or sale of the Company or any subsidiary, any mortgage, lease or other disposition of a material amount of the assets of the Company or any subsidiary of the Company, or the liquidation of the Company or any subsidiary of the Company;

          (vi) except for transactions in the ordinary course of business or that would not ordinarily be submitted to the Board for authorization or approval, transactions with any Affiliates of the Company; and

          (vii) approval of the annual operating budget for the Company and any of its subsidiaries and any material amendment or modification thereof or material deviation therefrom.

          6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investors as follows: (i) it has full power and authority to execute, deliver and perform its obligations under this Agreement and (ii) this Agreement and all actions to be undertaken by the Company contemplated hereby have been, or will be when taken, duly and validly authorized by all necessary action on its part and constitutes a legal, valid and binding obligation enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

          7. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor represents and warrants to the Company, with respect to itself, as follows: (i) such Investor has full power and authority to execute, deliver and perform its obligations under this Agreement and (ii) this Agreement and all actions to be undertaken by such Investor contemplated hereby have been, or will be when taken, duly and validly authorized by all necessary action on such Investor's part and constitutes a legal, valid and binding obligation enforceable against such Investor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

          8. TERMINATION. This Agreement shall terminate automatically and be of no further force and effect upon THE FIRST TO OCCUR of:

               (i) the Perry Entities and the Other Investors and their respective Affiliates Beneficially Own in the aggregate (for a period of at least 30 consecutive days) less than ten percent (10%) of the outstanding shares of Common Stock of the Company; or

               (ii) the agreement of the parties to this Agreement to terminate this Agreement.

          9. COMPANY BYLAWS.

          (a) The Company hereby covenants and agrees not to amend and to use its best efforts to prevent an amendment of the bylaws of the Company (as in effect on the date hereof) if such amendment could adversely affect the Investors' rights hereunder without the Investors' prior written consent thereto.

          (b) In furtherance of SECTION 9(a) HEREOF, the Company hereby covenants and agrees that, until the termination of this Agreement, the Company shall use its best efforts to include the following provision in its Bylaws:

               VACANCIES. Any vacancy occurring in the Board of Directors for any reason and any newly created directorship may be filled by either (i) a majority of the remaining Directors, although less than a quorum, or (ii) by a plurality of the votes of the shares present in person or represented by proxy at a stockholders' meeting and entitled to vote in the election of Directors; provided, that any (i) vacancy resulting from the death, disability, resignation or removal for cause of a Nominee (as such term is defined in the Governance Agreement, dated as of [________, 2002], between the Corporation and the stockholders of the Corporation party thereto (as such agreement may be amended from time to time pursuant to its terms, the "Governance Agreement"), a true and correct copy of which shall be available for inspection by the Corporation's stockholders during normal business hours at the Corporation's corporate headquarters upon reasonable prior request and (ii) any newly created directorship shall, in each case, only be filled by either (1) a majority of the remaining Directors with a replacement Nominee designated pursuant to the terms of the Governance Agreement or (2) by the stockholders of the Corporation. Each Director elected to replace a former Director shall hold such office until the expiration of the term of office of the Director whom he or she has replaced and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal for cause. A Director elected to fill a newly created directorship shall serve until the next annual meeting of stockholders at which the terms of office of the class of Directors to which he or she is assigned expire and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal for cause. Notwithstanding any provision in these Bylaws to the contrary, any amendment or revision of this subsection of these Bylaws shall be subject to and in compliance with the restrictions thereon set forth in Section 9(a) of the Governance Agreement.

          10. AMENDMENT AND WAIVER. This Agreement may be amended only by a writing signed by the Company and the holders of at least a majority of the Perry Shares and at least a majority of the Other Investor Shares. Any provision of this Agreement may be waived by a writing signed by the party granting such waiver. Notwithstanding anything contained herein to the contrary, the amendment or waiver of any material provision of this Agreement by the Company shall require the approval of a majority of the directors of the Company who are not Perry Nominees or Bain Nominees.

          11. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been herein.

          12. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          13. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          14. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and permitted assigns and the Investors and their successors and permitted assigns. Neither the Company nor any Investor may assign, directly or indirectly, this Agreement to any Person (other than, in the case of an Investor, an Affiliate of such Investor) without the prior consent of the other parties hereto.

          15. REMEDIES. The Investors shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The Company agrees and acknowledges that money damages may not be an adequate remedy for any breach by the Company of the provisions of this Agreement and that the Investors may in their sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation (or threatened violation) of the provisions of this Agreement. The Company hereby consents to and submits to the jurisdiction of any state or federal court located in New York, New York, and irrevocably agree that, subject to the Investor's election hereunder, all actions relating to enforcement of this Agreement shall be litigated in such courts and the Company waives any objection which it may have based on improper venue or forum NON CONVENIENS to the conduct of any proceeding in any such court.

          16. GOVERNING LAW. The laws of Delaware shall govern all issues concerning the relative rights of the Company and the Investors and all other questions concerning the construction, validity and interpretation of this Agreement, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          17. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       FTD, INC.  (f/k/a IOS BRANDS CORPORATION)

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:
                                             -----------------------------------

                                       PERRY ACQUISITION PARTNERS, L.P.

                                       By:    PERRY INVESTORS, L.L.C.
                                       Its:   General Partner

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:
                                             -----------------------------------

                                       PERRY PARTNERS, L.P.

                                       By:  PERRY CORP.
                                       Its: Managing General Partner

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:
                                             -----------------------------------

                                       PERRY PARTNERS INTERNATIONAL, INC.

                                       By:  PERRY INVESTORS, L.L.C.,
                                       Its: Investment Manager

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:
                                             -----------------------------------

                                       PERRY PRINCIPALS HOLDINGS, LLC

                                       By:
                                             -----------------------------------
                                       Name: Richard C. Perry
                                       Its:  Managing Member

                    [SIGNATURE PAGE TO GOVERNANCE AGREEMENT]

                                       BAIN CAPITAL FUND IV, L.P.
                                       BAIN CAPITAL FUND IV-B, L.P.

                                       By:    BAIN CAPITAL PARTNERS IV, L.P.
                                       Their: General Partner

                                       By:    BAIN CAPITAL INVESTORS, L.L.C.
                                       Its:   General Partner

                                       By:
                                           -------------------------------------
                                       Name:  Stephen G. Pagliuca
                                       Its:   Managing Director

                                       INFORMATION PARTNERS CAPITAL FUND, L.P.

                                       By:    INFORMATION PARTNERS
                                       Its:   General Partner

                                       By:    BAIN CAPITAL PARTNERS IV, L.P.
                                       Its:   General Partner

                                       By:    BAIN CAPITAL INVESTORS, L.L.C.
                                       Its:   General Partner

                                       By:
                                           -------------------------------------
                                       Name:  Stephen G. Pagliuca
                                       Its:   Managing Director

                                       BCIP ASSOCIATES
                                       BCIP TRUST ASSOCIATES, L.P.

                                       By:
                                           -------------------------------------
                                       Name:  Stephen G. Pagliuca
                                       Their: Authorized Partner

                    [SIGNATURE PAGE TO GOVERNANCE AGREEMENT]

                                       CHISHOLM PARTNERS II, L.P.

                                       By:  SILVERADO II, L.P.
                                       Its: General Partner

                                       By:  SILVERADO II CORP.
                                       Its: General Partner

                                       By:
                                             -----------------------------------
                                       Name: Habib Y. Gorgi
                                       Its:  President

                                       FLEET EQUITY PARTNERS VII, L.P.

                                       By:  SILVERADO V CORP.
                                       Its: General Partner

                                       By:
                                             -----------------------------------
                                       Name: Habib Y. Gorgi
                                       Its:  President

                                       FLEET GROWTH RESOURCES III, INC.

                                       By:
                                             -----------------------------------
                                       Name: Habib Y. Gorgi
                                       Its:  Attorney in Fact (Granted 8/4/00)

                                       RANDOLPH STREET PARTNERS

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:
                                             -----------------------------------

                    [SIGNATURE PAGE TO GOVERNANCE AGREEMENT]